UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 13, 2004

                         COMDISCO HOLDING COMPANY, INC.
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             (Exact Name of Registrant as Specified in its Charter)

         DELAWARE                    000-499-68                   54-2066534
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(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                      Identification No.)

6111 NORTH RIVER ROAD, ROSEMONT, ILLINOIS                      60018
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(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code:        (847) 698-3000
                                                    ----------------------------

                                       N/A
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(Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events and Required FD Disclosure.

         On February 13, 2004, Comdisco Holding Company, Inc. (the "Company") issued a press release, a copy of which is hereby incorporated by reference and attached hereto as Exhibit 99.1, announcing that it will make a cash payment of $.0187 per right on its contingent distribution rights ("CDRs"), payable on March 4, 2004 to CDR holders of record on February 23, 2004. The aggregate payment of approximately $2.8 million is primarily an incremental payment related to the amended present value of distributions to the initially allowed general unsecured creditors in the bankruptcy estate of Comdisco, Inc. disclosed in a Form 8-K/A filed on December 16, 2003.

         The Company also announced that $482,000 of disputed claims in the bankruptcy estate of Comdisco, Inc. were allowed, and that the appropriate distribution from the disputed claims reserve has been made to such newly allowed general unsecured creditors. No supplemental distribution from the disputed claims reserve was made to previously allowed general unsecured creditors. Therefore, the present value of distributions to the initially allowed general unsecured creditors in the bankruptcy estate of Comdisco, Inc. remains at approximately $3.461 billion and the percentage recovery to such creditors remains at approximately 95 percent.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Financial Statements of Businesses Acquired: N/A
         (b) Pro Forma Financial Information: N/A
         (c) Exhibits:

             Exhibit No.  Description
             ----------   -----------

                99.1 Press release of Comdisco Holding Company, Inc., dated February 13, 2004


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      COMDISCO HOLDING COMPANY, INC.


Dated: February 13, 2004              By:  /s/  Robert E. T. Lackey
                                          -----------------------------------
                                           Name:  Robert E. T. Lackey
                                           Title: Executive Vice President,
                                                  Legal Officer and Secretary

                                  EXHIBIT INDEX

Exhibit No.      Description
----------       -----------

   99.1          Press release of Comdisco Holding Company, Inc., dated
                 February 13, 2004